ReOpen1 Clinical Trial Top-Line Results M a r c h 7 , 2 0 2 2

2 Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential benefits of XHANCE for treating chronic sinusitis; the Company's plans to seek FDA approval for a follow-on indication for XHANCE for the treatment of chronic sinusitis; the expectation of top-line results from ReOpen2 in the second quarter of 2022; the potential for XHANCE to be the first FDA-approved drug product for the treatment of chronic sinusitis and the potential for XHANCE to become part of the standard of care for this disease; prospects for potential partnerships to promote XHANCE in primary care; and other statements regarding the Company’s future operations, financial performance, prospects, intentions, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: potential for varying interpretation of the top-line results from ReOpen1; potential for the full data set from ReOpen1, when available, to contain results that conflict with or are inconsistent with the top-line results; risks and uncertainties relating to the completion and results of ReOpen2; uncertainties related to the clinical development program and regulatory approval of XHANCE for the treatment of chronic sinusitis; impact of, and uncertainties caused by the COVID-19 pandemic; physician and patient acceptance of XHANCE for its current and any potential future indication; the Company’s ability to maintain adequate third-party reimbursement for XHANCE (market access); the prevalence of chronic sinusitis and XHANCE market opportunities may be smaller than expected; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise.

Chronic Sinusitis Overview

What is Chronic Sinusitis (CS)

CS is an inflammatory disease of the paranasal sinuses that is defined by the presence of at least two out of four cardinal symptoms (i.e., facial pain/pressure, hyposmia/anosmia, nasal drainage, and nasal obstruction) for at least 12 consecutive weeks, in addition to objective evidence

Prevalence

- Up to **30 Million** US Adults suffer from symptoms of CS and there are no FDA-approved drug treatments
- Approximately **10 Million** patients are treated by a physician annually

High Burden

- Disease persists for many years
- Significant harm to quality of life, comparable in magnitude to CHF or COPD

Sources: Sedaghat AR. Chronic Rhinosinusitis. Am Fam Physician. 2017 Oct 15;96(8):500-506. PMID: 29094889. Palmer J et al . A cross-sectional population-based survey of the prevalence, disease burden, and characteristics of the US adult population with symptoms of chronic rhinosinusitis (CRS). Poster session presented at: 62nd Annual Meeting of the American Rhinologic Society; September 16-17, 2016; San Diego, CA. Optinose Market Research. Data on file.

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ReOpen1 A Landmark Phase 3 Trial in the Treatment of Chronic Sinusitis: Design and Top-Line Results

ReOpen1 Trial Design Summary

Randomized, double-blind, EDS-placebo-controlled, parallel-group, multicenter study to evaluate efficacy and safety of XHANCE 186 µg (1 spray) and 372 µg (2 sprays) BID in subjects with CS (with or without nasal polyps)



Double Blinded Phase
Randomization (1:1:1)
EDS Placebo
196 µg
372 µg
End of Study
Week 4
Week 24
Symptom Primary
Imaging Primary

Key secondary endpoints: change from baseline to week 4 in CSS in subjects who were symptomatic at trial entry despite reported use of a standard nasal steroid for treatment of CS immediately prior to trial entry, and frequency of acute exacerbations of CS over the 24-week treatment period in pooled dated from ReOpen1 and ReOpen 2

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7 Re-Open 1: Disposition and Baseline Characteristics EDS Placebo XHANCE 186 mcg XHANCE 372 mcg Subjects Randomized 112 111 109 Subjects Who Completed Study 96 102 101 Subjects Discontinuing Early* 16 9 8 Full Analysis Set 110 110 107 Evaluable subjects with NP 69 69 67 Evaluable subjects without NP 41 41 40 Mean Baseline CSS Score 5.77 5.42 5.48 Mean Baseline APOV 68.94 68.88 68.95 Mean Baseline SNOT-22 Score 48.0 50.94 50.81 APOV (average percent of opacified volume); CSS (composite symptom score); SNOT-22 (Sino-Nasal Outcome Test, 22 item) * Lack of efficacy was the most common reason for early discontinuation .

8 ReOpen-1: Combined Symptom Score Coprimary Endpoint 1 -0.62 -1.58‡ -1.60‡ -2.0 -1.8 -1.6 -1.4 -1.2 -1.0 -0.8 -0.6 -0.4 -0.2 0.0 CS S Po in t R ed uc tio n LS Mean Change in CSS from Baseline to Week 4 EDS-placebo BID OPN-375 186 μg BID OPN-375 372 μg BID BID, twice daily; CSNS, composite symptom nasal score. N = 110 N = 110 N = 107 ‡P ≤ .001 vs EDS-placebo Summary  Magnitude of improvement comparable to NAVIGATE I and II  Treatment with XHANCE improved CSS and each of the four cardinal symptoms at week 4

9 ReOpen-1: Average Percent Opacified Volume (Ethmoid and Maxillary) Objective CT scan Coprimary Endpoint -1.60 -5.58* -6.20* -7 -6 -5 -4 -3 -2 -1 0 Pe rc en t R ed uc tio n LS Mean Change in APOV of the Ethmoid and Maxillary Sinuses from Baseline to Week 24 EDS-placebo BID OPN-375 186 μg BID OPN-375 372 μg BID N = 110 N = 110 N = 107 *P ≤ .05 vs EDS placebo. Summary  First phase 3 trial to demonstrate statistically significant improvement in sinus opacification with a nasal treatment  Represents an average ~20% increase in sinus patency for patients treated with XHANCE APOV, average percent of opacified volume; BID, twice daily;.

10 Illustration of APOV Improvement (Patient Receiving XHANCE 186 µg BID) 6.4% Improvement Week 24Baseline Images reflect individual results and results and may not be representative of results generally.

11 Illustration of APOV Improvement (Patient Receiving XHANCE 372 µg BID) Week 24Baseline 7.0% Improvement Images reflect individual results and results and may not be representative of results generally.

Secondary Endpoints and Subgroup Analysis

Top-line results are limited: full analysis is still ongoing

Secondary Endpoints

Exploratory and Subject to Nominal Statistical Testing

- **Four defining symptoms of Chronic Sinusitis -** XHANCE-treated patients had statistically significant improvement over EDS-placebo treated patients on each of the four symptoms (congestion, rhinorrhea, facial pain/pressure, and sense of smell) at week 4
- **Acute Exacerbations -** XHANCE-treated patients had a reduced occurrence of acute disease exacerbation which reached statistical significance in the high dose group
- **SNOT-22 -** XHANCE-treated patients had statistically significant improved SNOT-22 scored by week 4 compared to EDS-placebo treated patients

Subgroup Analyses

Exploratory and Nominal Statistical Testing
Underpowered to Detect Statistically Significant Differences

- **CSS Outcome –** the subgroup of chronic sinusitis patients without nasal polyps receiving XHANCE and the subgroup with concomitant nasal polyps receiving XHANCE had statistically significant improvement in CSS over EDS-placebo treated patients
- **APOV Outcome –** the subgroup of chronic sinusitis patients without nasal polyps receiving XHANCE was not statistically different from those receiving EDS-placebo and the subgroup with concomitant nasal polyps receiving XHANCE was statistically significantly improved over EDS-placebo patients

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13 AEs Occurring in ≥3% of Patients and More Common Than Placebo Adverse Event (AE) EDS-placebo BID (N =112) n (%) XHANCE 186 mcg BID (N =111) n (%) XHANCE 372 mcg BID (N =109) n (%) Epistaxis 1 (0.9) 5 (4.5) 13 (11.9) Nasopharyngitis 3 (2.7) 6 (5.4) 3 (2.8) Asthma 1 (0.9) 5 (4.5) 4 (3.7) Nuclear Cataract 0 5 (4.5) 4 (3.7) Cortical Cataract 1 (0.9) 6 (5.4) 2 (1.8) Subcapsular Cataract 2 (1.8) 1 (0.9) 1 (0.9)

Closing Remarks

15 Additional Phase 3b Clinical Trial Data Expected in Q2 2022 Recruitment Completed July 2021 Recruitment Completed October 2021 Top-line results expected in Q1 2022 Top-line results expected in Q2 2022 

ReOpen1 Clinical Trial Top-Line Results M a r c h 7 , 2 0 2 2